UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 31, 2012

GERON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-20859	75-2287752
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

149 COMMONWEALTH DRIVE, SUITE 2070
MENLO PARK, CALIFORNIA 94025

 (Address of principal executive offices, including zip code)

(650) 473-7700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Results of Operations and Financial Condition

Geron Corporation (the “Company”) is furnishing this information under Item 2.02 of Form 8-K.

The information in this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act.

On July 31, 2012, the Company issued a press release announcing its financial results for the three and six months ended June 30, 2012. A copy of the press release is attached as Exhibit 99.1.

Item 8.01.              Other Events

On July 31, 2012, the Company updated its current projection for reporting top-line data from the randomized Phase 2 clinical trial of imetelstat, in combination with paclitaxel, in patients with locally recurrent or metastatic breast cancer (the “MBC Trial”). If progression events continue to accrue at the current rates, the Company expects to report top-line data from the MBC Trial in the first quarter of 2013, rather than by the end of 2012.

Item 9.01.              Financial Statements and Exhibits

(d)   Exhibits

99.1          Press release dated July 31, 2012.

Safe Harbor Statement

Except for the historical information contained herein, this Current Report on Form 8-K contains forward-looking statements made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that statements in this Current Report regarding the Company’s plans or expectations for or of: dates to obtain top-line data or other results from any of the Phase 2 clinical trials; and clinical development or success of imetelstat and GRN1005, constitute forward-looking statements. These statements involve risks and uncertainties that can cause actual results to differ materially from those in such forward-looking statements. These risks and uncertainties, include, without limitation: (a) regarding dates for the availability of top-line data or other results — delays in enrollment, delays caused by institutional review boards or regulatory agencies, shortage of supply, dependence on clinical trial collaborators, insufficient number of progression events and safety issues; and (b) regarding the development of imetelstat and GRN1005 — those risks and uncertainties inherent in the development of potential therapeutic products, including without limitation, successful clinical trial results and the protection of the Company’s intellectual property rights. Additional information and factors that could cause actual results to differ materially from those in the forward-looking statements are contained in the Company’s periodic reports filed with the Securities and Exchange Commission under the heading “Risk Factors,” including the quarterly report on Form10-Q for the quarter ended March 31, 2012. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made, and the facts and assumptions underlying the forward-looking statements may change. Except as required by law, the Company disclaims any obligation to update these forward-looking statements to reflect future information, events or circumstances.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERON CORPORATION

Date:	July 31, 2012	By:	/s/ Graham K. Cooper
		Name:	Graham K. Cooper
		Title:	Executive Vice President, Finance and Business Development, and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated July 31, 2012.